Attached is a form Profit Participation Certificate issued to the following shareholders of Secure Systems, Inc.:

SHAREHOLDER	PARTICIPATION PERCENTAGE
ABRAHAM, ANDREW	0.177%
ARMSTRONG,JOHN	0.116%
BAILEY, NANCY	0.076%
BARCHENKO, NATALIE	1.157%
BEALS, DANIEL TRUST	0.028%
BEALS, JEFFREY TRUST	0.028%
BEALS, KRISTIN TRUST	0.139%
BEALS, LARA TRUST	0.139%
BEALS, MATTHEW TRUST	0.028%
BEALS, MICHAEL	4.459%
BEALS, MORGAN TRUST	0.139%
BELL, FRITZ	0.037%
CION, RICHARD	1.066%
COHN, MYRON	0.096%
CONKLIN, RICHARD	0.998%
CORDERMAN, DAVID	0.438%
COSENTINO, CYNTHIA	0.046%
COSENTINO, LINDA	0.174%
COSENTINO, SCOTT	0.042%
DiCORCIA, JOSEPH	0.003%
DRISCOLL, JUDE	0.095%
EDWARDS, ROBERT/BARBARA	0.810%
E-J TECHNICAL SERVICES, INC.	1.157%
FARLEY, WILLIAM	39.951%
FELDMAN, ALAN	0.211%
FLEISHMAN, HARRIS	0.028%
FREEMAN, ANDREW	0.044%
FREEMAN, PETER	0.110%
FRIEDMAN, FRANCIS	0.024%
GLAZER, DANA	0.028%
GLAZER, DAVID	0.028%
GLAZER, RICHARD	0.194%
GOLDMAN, GARY	0.028%
GOTTESMAN PARTNERSHIP	0.062%
KAVATHAS, CHRISTOS	0.012%
KEATING, JAMES	0.037%
KUHNS, WILLIAM	0.209%
LAPARRE, DEBORAH	0.060%
LAPARRE, DEBORAH A.	0.029%
LAPPIN, RICHARD	0.421%
LATTANZIO, GREGORY	0.023%
LAWSON, ARIELLE	0.416%
LAWSON, ELIENNE	0.127%
LAWSON, GREGORY	10.382%
LEONE, JOSEPH	0.094%

LUBIN, GERALD	0.579%
LUSTGARTEN, ELI	0.660%
MAXSON, HAROLD	0.593%
MELONE, JOHN	0.417%
MORRISON, DOUGLAS	6.432%
NICOLOSI, WILLIAM	0.231%
NORDBERG CAPITAL, INC.	0.004%
PALATNEK, ARNOLD	0.003%
PALMER, DAVID	0.177%
PERLMAN, DEBORAH	0.028%
PIERCE, JESSICA M.	0.868%
POTTERTON, DANIEL	0.019%
REINER, MICHAEL	2.510%
ROGERS, KEN	0.022%
ROMAN, MARIE	1.014%
ROMAN, STEPHEN/MARIE	9.945%
RUDELLI, RAOUL	0.011%
RUSSIA WIRELESS HOLDINGS LLC	1.157%
SEIDENBERG, PETER TRUST	0.028%
SEIDENBERG, TODD TRUST	0.028%
SMITH, PAUL AND LINDA	0.174%
STEWART, JOEL	0.220%
TRUMBLE, JOHN	0.287%
TUREN, EDWARD	0.024%
ULLERY, DONALD	0.968%
ULLERY, MICHAEL	0.156%
ULLERY, TONI	0.156%
VINCI, ALPHONSE	0.190%
WELCH, JOHN AND DIANA	0.302%
WELLS,DOLORES TRUSTEE	0.231%
WOODLAND GROUP	8.000%
ZBRANAK, FRED AND MARLENE	0.579%
ZIMMERMAN, KENNETH	0.024%

APPENDIX C

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THE SECURITY IS RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

Certificate No. ___1	Participation Percentage: __0.177%__

SECURE SYSTEM, INC.

PROFIT PARTICIPATION CERTIFICATE

THIS CERTIFICATE is issued by SECURE SYSTEM, INC., a New Jersey corporation (the “Company”), pursuant to the terms of an Agreement and Plan of Merger dated as of June 15, 2004 (the “Merger Agreement”), between the Company and Somerset International Group, Inc. All Profit Participation Certificates issued by the Company pursuant to the Merger Agreement are referred to herein as the “Certificates”.

FOR VALUE RECEIVED, the Company promises to pay to the order of Andrew Abraham, or permitted assigns (the “Holder”), all amounts that become due pursuant to Sections 2 and 3 hereof. Payment shall be made quarterly on the tenth day following each calendar quarter (a “Payment Date”) with respect to amounts that become due during said calendar quarter. Payment shall be made by delivery of a personal check to the Holder at the address of the Holder appearing on the Certificate Register required to be maintained under Section 6 hereof, or at such other address as designated by the Holder in writing to the Company. The obligation created by this Certificate shall not bear interest.

This Certificate is subject to the following additional provisions:

1.        Transfer of Certificate. This Certificate may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended (the “Securities Act”), and other applicable state and foreign securities laws. The Holder shall deliver written notice to the Company of any proposed transfer of this Certificate. In the event of any proposed transfer of this Certificate, the Company may require, prior to issuance of a new Certificate in the name of such other person, that it receive reasonable transfer documentation including legal opinions that the issuance of the Certificate in such other name does not and will not cause a violation of the Securities Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Certificate, the Company and any agent of the Company may treat the person in whose name this Certificate is duly registered on the Company’s Certificate Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, and neither the Company nor any such agent shall be affected by notice to the contrary.

2.        Profit Participation. In the event that the Company or an affiliate enters into a contract with either Duquesne University or The University of Illinois (a “Contract”) and, pursuant to that Contract, installs products, partially or completely, prior to June 30, 2006, then the Holders of the Certificates shall be entitled to be paid an amount equal to the Profit Participation. The “Profit Participation” shall equal thirty (30%) of Gross Profit received by the Company (or affiliate) from said sales. “Gross Profit” shall mean revenue less direct costs associated with the revenue (including commissions or fees payable on account of the revenue), and shall be computed on a cash basis consistent with accounting practices utilized by the Company prior to June 30, 2004. Gross Profit shall include any revenue billed prior to June 30, 2006 and collected prior to August 31, 2006.

3.        Allocation Among Holders. The payment due to the Holder of this Certificate on each Payment Date shall equal (a) the Profit Participation payable to all Holders on that Payment Date multiplied by (b) the Participation Percentage specified on the face of this Certificate.

4.        Reports. On each Payment Date through and including September 30, 2006, regardless of whether any payment is due, the Company shall send to the Holder a statement containing a calculation of the Gross Profit, identifying with specificity revenue and direct costs associated with the Contracts.

5.        Record Owner. The Company may deem the person in whose name this Certificate shall be registered upon the registry books of the Company to be, and may treat it as, the absolute owner of this Certificate for all purposes, and the Company shall not be affected by any notice to the contrary. All payments shall be valid and effective to satisfy and discharge the liability upon this Certificate to the extent of the sum or sums so paid or the conversion so made.

6.        Register. The Company shall maintain a transfer agent, which may be the transfer agent for the Common Stock or the Company itself, for the registration of the Certificates. Upon any transfer of this Certificate in accordance with the provisions hereof, the Company shall register or cause the transfer agent to register such transfer on the Certificate Register.

7.        Governing Law. This Certificate shall be governed by and construed in accordance with the laws of the State of New Jersey. Each of the parties consents to the jurisdiction of the courts of the State of New Jersey and the federal courts whose districts encompass any part of the State of New Jersey in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

Dated:	July 1, 2004	Secure System, Inc.

By:___/s/ Mark J. Sandrow ___________________

Name:___Mark J. Sandrow__________________

Title:____President_________________________________

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